CSI Equity Fund
                              Institutional Shares




                       [GRAPHIC OMITTED][GRAPHIC OMITTED]




                        Prospectus dated January 2, 2008,
                            as revised April 17, 2008


This prospectus describes the CSI Equity Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer four classes of shares, one of which, Institutional Shares, is offered to qualifying investors by this prospectus. Investor Shares, Class A Shares and Class C Shares are offered by separate prospectuses. To obtain a prospectus for those shares, please call
(800) 527-9525. The Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities.






As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.





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                                TABLE OF CONTENTS


                                                         PAGE

Risk/Return Summary.........................................1
Fees and Expenses...........................................3
Objective and Strategies....................................4
Risks.......................................................5
Disclosure of Portfolio Holdings............................6
Management..................................................6
Shareholder Information.....................................7
Purchasing Shares...........................................8
Redeeming Shares...........................................10
Additional Information.....................................10
Distributions and Taxes....................................13
Financial Highlights.......................................14

                               RISK/RETURN SUMMARY

Investment Objective - Long-term growth of capital.

Principal Investment Strategies - The Fund seeks to achieve price appreciation by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its assets invested in such securities. The primary selection of well-established, large capitalized companies throughout the world is consistent with the Fund's focus on capital preservation. The Fund utilizes both value and growth oriented investment strategies in the security selection process.

Principal Risks - The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the CSI Capital Management, Inc. (the "Adviser") will achieve the Fund's objective.

The Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile - You may want to invest in the Fund if you are seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Information - The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the performance of the Institutional Shares of the Fund has varied from year to year. The bar chart figures do not include sales charges that investors will pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Institutional Shares of the Fund for the periods ended December 31, 2007 to the Standard & Poor's 500 Index ("S&P 500 Index") and the Lipper Global Large Cap Core Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

2002   (18.74%)
2003    23.24%
2004    10.26%
2005     4.91%
2006    17.76%
2007     8.76%

[end bar chart]


During the periods shown in the bar chart, the highest return for a calendar quarter was 11.61% (quarter ending June 30, 2003) and the lowest return for a calendar quarter was (15.16%) (quarter ending September 30, 2002).

                                             Average Annual Total Return
                                      (for the periods ending December 31, 2007)


                                              One     Five       Since Inception
                                              Year    Years      (06/28/2001)

Before Taxes                                  8.76%    12.79%     5.93%
After Taxes on Distributions(1)               7.46%    11.16%     5.53%
After Taxes on Distributions and
     Sale of Fund Shares(1)                   6.82%    10.08%     5.10%
[GRAPHIC OMITTED]
S&P 500 Index(2)(3)                           5.49%    12.83%     2.81%
Lipper Global Large Cap Core Index(3)(4)     11.20%    15.07%     6.66%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or in retirement accounts.
(2) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(3) The Fund has historically used the Lipper Global Large Cap Core Index to measure its performance. Effective immediately, the Fund will use the S&P 500 Index to measure its performance. The Adviser believes that the S&P 500 Index is a more accurate comparison for the Fund's portfolio characteristics.
(4) The Lipper Global Large Cap Core Index is an unmanaged index. The Lipper Global Large Cap Core Index tracks total return performance of the largest funds within the Lipper Global Large Cap Core category. The Lipper Global Large Cap Core category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the United States with market capitalizations (on a three year weighted basis) greater than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index. Large Cap Core funds typically have an average price to cash flow ratio, price-to-book ratio and 3 years sales per share growth value compared to the S&P/Citigroup World BMI. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                                     Institutional
                                                         Shares

Maximum Sales Charge (Load)                              None
Maximum Deferred Sales Charge (Load)
  (as a % of NAV at time of purchase)(1)                 2.00%
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Distributions                 None
Redemption Fees(2)                                       None
Exchange Fees(3)                                         None

Annual Operating Expenses (expenses that are deducted from Fund assets)

Management Fee(4)                                        0.50%
Distribution (12b-1) and Service Fees                    0.00%
Other Expenses(5)                                        0.49%
                                                         -----
Total Annual Fund Operating Expenses                     0.99%
Less Fee Waivers and/or Expense Reimbursements(6)        0.00%
                                                         -----
Net Expenses                                             0.99%
                                                         =====


(1) A deferred sales charge of 2.00% is imposed on the proceeds of Institutional Shares redeemed within 90 days of purchase. The charge is a percentage of the net assets at the time of purchase.
(2) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(3)   A shareholder may be charged a $10 fee for each telephone exchange.
(4) Effective January 1, 2008, the Adviser's Management Fee is 0.50% of the Fund's average daily net assets. Prior to January 1, 2008, the Adviser's Management Fee was 1.00% of the Fund's average daily net assets. As a result of this reduction, the Total Annual Fund Operating Expenses in this table are different from those in the Financial Highlights section of this prospectus.
(5) Other Expenses (and therefore Total Annual Fund Operating Expenses) have been restated based on the anticipated expenses that are expected to be incurred for the fiscal year ending August 31, 2008.
(6) Effective January 1, 2008, Commonwealth Shareholder Services, Inc., ("CSS" or the "Administrator") has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until August 31, 2009, so that the ratio of total annual operating expenses for the Fund's Institutional Shares does not exceed 0.99%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Administrator will be entitled to reimbursement of any fees waived or expenses reimbursed pursuant to the agreement. The total amount of reimbursement recoverable by the Administrator is the sum of all fees previously waived or expenses reimbursed by the Administrator to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Administrator with respect to any waivers, reductions, and payments made with respect to the Fund. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement amount. Such reimbursement must be authorized by the Board.

Example:

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:

                       1 Year    3 Years    5 Years  10 Years
                       ------    -------    -------  --------

Institutional Shares    $101      $315       $547     $1,213


                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that the Adviser will achieve the Fund's investment objective.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company (the "Board"), without a vote of shareholders, upon 60 days' prior notice. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

While the Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the Adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the Adviser's decision making process. In determining which portfolio securities to sell, the Adviser considers the following: 1) when, in the Adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the Adviser thinks that the company's fundamentals can no longer justify the price at which the stock trade.

                                      RISKS

Stock Market Risk - The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing Risk - The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary Receipts - In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions - When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

The Company - The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Adviser - CSI Capital Management, Inc. located at 600 California Street, 18th Floor, San Francisco, CA 94108, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities and maintains related records.

The Fund pays the Adviser a monthly investment advisory fee at an annual rate of 0.50% of its average daily net assets. Prior to January 1, 2008, the Adviser received a monthly investment advisory fee of 1.00% of the Fund's average daily net assets. Beginning January 1, 2008, the Adviser has contractually agreed to reduce its advisory fee to 0.50%. This contractual fee between the Adviser and the Fund does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. During the fiscal year ended August 31, 2007, the Adviser received investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders dated August 31, 2007.

In the interest of limiting expenses of the Fund's Institutional Shares, the Administrator has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Administrator has agreed to waive or limit its fees and/or to assume other expenses until August 31, 2009 so that the ratio of total annual operating expenses of the Fund's Institutional Shares will not exceed 0.99%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Administrator will be entitled to reimbursement of fees waived or expenses reimbursed pursuant to the agreement. The total amount of reimbursement recoverable by the Administrator (the "Reimbursement Amount") is the sum of all fees previously waived or expenses reimbursed by the Administrator to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Administrator with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board.

Portfolio Manager - Since the Fund's inception on October 15, 1997, Mr. Leland Faust has been primarily responsible for the day to day management of the Fund. Mr. Faust, who has been the President of the Adviser since its formation in 1978, is the President and Portfolio Manager of the Fund.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of shares of the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Institutional, Class A, Class C or Investor shares, subtracting any liabilities attributable to applicable class of shares, and then dividing by the total number of shares outstanding of the applicable class. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Institutional Shares of the Fund are bought at the NAV price per share next determined after a request has been received in proper form. Institutional Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any deferred sales charge on shares held less than 360 days. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund's investments are traded on U. S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                                PURCHASING SHARES

Share Class Alternatives - The Fund is currently authorized to offer investors four different classes of shares, one of which, Institutional Shares is offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. For additional details about share class alternatives, please see "Distribution Arrangements".

Institutional Shares of the Fund are available for purchase by institutional investors, such as corporations and financial institutions (e.g. banks, savings and loan associations and broker-dealers), clients of the Adviser and by existing shareholders of the Fund on the date that the Fund began offering multiple classes of shares.

You may purchase Institutional Shares of the Fund directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") by calling (800) 527-9525 or through brokers or dealers who are members of the Financial Industry Regulatory Authority. Institutional Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. There are no sales charges in connection with purchasing Institutional Shares of the Fund. Investment professionals who offer Institutional Shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Customer Identification Program - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o     Residential   or   business   street   address   (although   post  office
      boxes are still permitted for mailing); and
o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Minimum Investments - The minimum initial investment for Institutional Shares of the Fund is $1,000,000. Subsequent investments must be in amounts of $250,000 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

By Mail - For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc. (the "Transfer Agent") at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at
(800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General - The Company reserves the right, in its sole discretion, to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Institutional Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

By Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

By Telephone - You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

By Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees - To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form - Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Exchange Privileges - You may exchange all or a portion of your Fund shares for the shares of the same class of certain other funds having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You will not pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged.

Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

If the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Modification or Termination - Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares - If you wish to transfer Institutional Shares to another owner, send a written request to the Transfer Agent. Your request should include
(1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the Institutional Shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and
(6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports - Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications - The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

General - The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Distributions from the Fund will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes - In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by the Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distributions and proceeds if you (1) have failed to provide a correct taxpayer identification number (TIN);
(2) are subject to backup withholding by the Internal Revenue Service (IRS); (3) have failed to provide the Fund with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that he or she is a U.S. person (including a U.S. resident alien).

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares operations. Certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

CSI EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

                                                                          Institutional Class
                                                          -----------------------------------------------
                                                                         Years ended August 31,
                                                          -----------------------------------------------
                                                            2007       2006       2005     2004       2003
                                                          -------  -------      -------  -------  -------
Net asset value, beginning of year                        $ 17.00  $ 15.51      $ 14.18  $ 12.65  $ 12.06
                                                          -------  -------      -------  -------  -------
Investment activities
  Net investment income (loss)                               0.11     0.15         0.09     0.03     0.04
  Net realized and unrealized gain (loss) on investments     2.81     1.49         1.27     1.55     0.55
                                                          -------  -------      -------  -------  -------
Total from investment activities                             2.92     1.64         1.36     1.58     0.59
                                                          -------  -------      -------  -------  -------
Distributions
  Net investment income                                        --    (0.15)       (0.03)   (0.05)      --
  Net realized gain                                         (0.62)      --           --       --       --
                                                          -------  -------      -------  -------  -------
Total distributions                                         (0.62)   (0.15)       (0.03)   (0.05)      --
                                                          -------  -------      -------  -------  -------
Net asset value, end of year                              $ 19.30  $ 17.00      $ 15.51  $ 14.18  $ 12.65
                                                          =======  =======      =======  =======  =======
Ratios/Supplemental Data
Total Return                                               17.36%   10.61%        9.57%   12.48%    4.89%
                                                          =======  =======      =======  =======  =======
Ratio to average net assets/(A)/
  Expenses - net                                            1.46%    1.52%/(B)/   1.49%    1.49%    1.49%/(C)/
  Net investment income                                     0.55%    0.61%        0.74%    0.23%    0.36%
Portfolio turnover rate                                    13.54%    9.90%       17.51%   25.11%   10.28%
Net assets, end of year (000's)                           $54,937  $48,540      $51,459  $45,479  $36,648

/(A)/ Administrative fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.05% for the year ended August 31, 2006; 0.04% for the year ended August 31, 2005 and 0.08% for the year ended August 31, 2003.

/(B)/ Expense ratio includes expenses incurred for acquiring assets that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.03% reduction in the expense ratio for the year ended August 31, 2006.

/(C)/ Expense ratio reflects the effect of the custodian fee credits, fee waivers and reimbursements.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated January 2, 2008, as revised April 17,2008, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and the SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at: theworldfunds.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-8255)

                                 CSI Equity Fund
                                 Investor Shares




                       [GRAPHIC OMITTED][GRAPHIC OMITTED]






                        Prospectus dated January 2, 2008
                            as revised April 17, 2008


This prospectus describes the CSI Equity Fund (the "Fund"). The Fund is a separate series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer four classes of shares, one of which, Investor Shares, are offered by this prospectus. Class A Shares, Class C Shares and Institutional Shares are offered by separate prospectuses. To obtain a prospectus for those shares, please call
(800) 527-9525. The Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities.



As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                TABLE OF CONTENTS


                                                          PAGE

Risk/Return Summary.........................................1
Fees and Expenses...........................................3
Objective and Strategies....................................5
Risks.......................................................6
Disclosure of Portfolio Holdings............................6
Management..................................................6
Shareholder Information.....................................7
Purchasing Shares...........................................8
Redeeming Shares...........................................10
Additional Information.....................................11
Distributions and Taxes....................................13
Distribution Arrangements..................................14
Financial Highlights.......................................15

                               RISK/RETURN SUMMARY

Investment Objective - Long-term growth of capital.

Principal Investment Strategies - The Fund seeks to achieve price appreciation by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its assets invested in such securities. The primary selection of well-established, large capitalized companies throughout the world is consistent with the Fund's focus on capital preservation. The Fund utilizes both value and growth oriented investment strategies in the security selection process.

Principal Risks - The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the CSI Capital Management, Inc. (the "Adviser") will achieve the Fund's objective.

The Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile - You may want to invest in the Fund if you are seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Information - The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the performance of Investor Shares of the Fund has varied from year to year. The bar chart figures do not include sales charges that investors will pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of Investor Shares of the Fund for the periods ended December 31, 2007 to the Standard & Poor's 500 Index ("S&P 500 Index") and the Lipper Global Large Cap Core Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

1998    26.10%
1999    29.45%
2000    10.52%
2001   (15.56%)
2002   (18.60%)
2003    23.22%
2004    10.24%
2005     4.85%
2006    17.81%
2007     8.86%

[end bar chart]

During the periods shown in the bar chart, the highest return for a calendar quarter was 26.23% (quarter ending December 31, 1998) and the lowest return for a calendar quarter was (15.15%)(quarter ending September 30, 2002).

                                                Average Annual Total Return
                                      (for the periods ending December 31, 2007)

                                                                      Since
                                                                      Inception
                                              One Year  Five Years    (10/15/97)

Investor Shares
  Before Taxes(1)                             8.86%      12.81%         8.33%
  After Taxes on Distributions(1)(2)          7.54%      12.31%         8.00%
  After Taxes on Distributions and
     Sale of Fund Shares(1)(2)                6.88%      11.09%         7.34%
-----------------------------------------
S&P 500 Index(3)(4)                           5.49%      12.83%         4.19%
Lipper Global Large Cap Core Index(4)(5)     11.20%      15.07%         6.53%

(1) Prior to June 1, 2004, Investor Shares of the Fund were subject to the imposition of a maximum front-end sales of 5.75%. These returns represent the performance of Investor Shares but have been restated without any sales charges.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(4) The Fund has historically used the Lipper Global Large Cap Core Index to measure its performance. Effective immediately, the Fund will use the S&P 500 Index to measure its performance. The S&P 500 Index is a more accurate comparison for the Fund's portfolio characteristics.
(5) The Lipper Global Large Cap Core Index is an unmanaged index. The Lipper Global Large Cap Core Index tracks total return performance of the largest funds within the Lipper Global Large Cap Core category. The Lipper Global Large Cap Core category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the United States with market capitalizations (on a three year weighted basis) greater than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index. Large Cap Core funds typically have an average price to cash flow ratio, price-to-book ratio and 3 years sales per share growth value compared to the S&P/Citigroup World BMI. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder  Transaction  Fees  (fees paid  directly  from your investment)

                                                   Investor Shares

Maximum Sales Charge (Load)                             None
Maximum  Deferred Sales  Charge(Load)
(as  a % of NAV at time of purchase)                    2.00%(1)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and  Distributions      None
Redemption Fees(2)                                      None
Exchange Fees(3)                                        None

Annual  Operating  Expenses  (expenses  that are deducted  from Fund assets)

Management Fee(4)                                       0.50%
Distribution (12b-1) and Service Fees                   0.00%
Other Expenses(5)                                       0.49%
                                                        -----
Total Annual Fund Operating Expenses                    0.99%
Less Fee Waivers and/or Expense Reimbursements(6)       0.00%
                                                        -----
Net Expenses                                            0.99%
                                                        =====

(1) A deferred sales charge of 2.00% is imposed on the proceeds of Investor Shares redeemed within 90 days of purchase. The charge is a percentage of the net assets at the time of purchase.
(2) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(3)   A  shareholder   may  be  charged  a  $10  fee  for  each
      telephone exchange.
(4) Effective January 1, 2008, the Adviser's Management Fee is 0.50% of the Fund's average daily net assets. Prior to January 1, 2008, the Adviser's Management Fee was 1.00% of the Fund's average daily net assets. As a result of this reduction, the Total Annual Fund Operating Expenses in this table are different from those in the Financial Highlights section of this prospectus.
(5) Other Expenses (and therefore Total Annual Fund Operating Expenses) have been restated based on the anticipated expenses that are expected to be incurred for the fiscal year ending August 31, 2008.
(6) Effective January 1, 2008, Commonwealth Shareholder Services, Inc., ("CSS" or the "Administrator") has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until August 31, 2009, so that the ratio of total annual operating expenses for the Fund's Investor Shares does not exceed 0.99%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Administrator will be entitled to reimbursement of any fees waived or expenses reimbursed pursuant to the agreement. The total amount of reimbursement recoverable by the Administrator is the sum of all fees previously waived or expenses reimbursed by the Administrator to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Administrator with respect to any waivers, reductions, and payments made with respect to the Fund. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement amount. Such reimbursement must be authorized by the Board.

Example:

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:


                  1 Year    3 Years    5 Years  10 Years
                  ------    -------    -------  --------

                   $101      $315       $547     $1,213

                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that the adviser will achieve the Fund's investment objective.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company (the "Board"), without a vote of shareholders, upon 60 days' prior notice. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

While the Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the adviser's decision making process. In determining which portfolio securities to sell, the adviser considers the following: 1) when, in the adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the adviser thinks that the company fundamentals can no longer justify the price at which the stock trade.



                                      RISKS

Stock Market Risk - The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the adviser in evaluating, selecting and monitoring the portfolio assets. If the adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing Risk - The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary Receipts - In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions - When the adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

               DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

The Company - The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Adviser - CSI Capital Management, Inc. located at 600 California Street, 18th Floor, San Francisco, CA 94108, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities and maintains related records.

The Fund pays the Adviser a monthly investment advisory fee at an annual rate of 0.50% of its average daily net assets. Prior to January 1, 2008, the Adviser received a monthly investment advisory fee of 1.00% of the Fund's average daily net assets. Beginning January 1, 2008, the Adviser has contractually agreed to reduce its advisory fee to 0.50%. This contractual fee between the Adviser and the Fund does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. During the fiscal year ended August 31, 2007, the Adviser received investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders dated August 31, 2007.

In the interest of limiting expenses of the Fund's Investor Shares, the Administrator has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Administrator has agreed to waive or limit its fees and/or to assume other expenses until August 31, 2009 so that the ratio of total annual operating expenses of the Fund's Investor Shares will not exceed 0.99%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Administrator will be entitled to reimbursement of fees waived or expenses reimbursed pursuant to the agreement. The total amount of reimbursement recoverable by the Administrator (the "Reimbursement Amount") is the sum of all fees previously waived or expenses reimbursed by the Administrator to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Administrator with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board.

Portfolio Manager - Since the Fund's inception on October 15, 1997, Mr. Leland Faust has been primarily responsible for the day to day management of the Fund. Mr. Faust, who has been the President of the Adviser since its formation in 1978, is the President and Portfolio Manager of the Fund.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of shares of the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Class A, Institutional, Investor or Class C shares, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the shares outstanding of the applicable class. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes may vary.

Investor Shares are bought or exchanged at the NAV per share next determined after a request has been received in proper form. Shares of the Fund held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund's investments are traded on U. S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                                PURCHASING SHARES

Share Class Alternatives - The Fund is currently authorized to offer investors four different classes of shares, one of which, Investor Shares, are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Share Transactions - You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Customer Identification Program - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o     Residential      or     business      street      address
      (although post office boxes are still permitted for mailing); and
o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Minimum Investments - The minimum initial investment is $1,000. Subsequent investments must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

By Mail - For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares you wish to invest in. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at
(800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General - The Company reserves the right, in its sole discretion, to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Investor Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

By Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

By Telephone - You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

By Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees - To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total dollar amount or number of shares being redeemed. The Company may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form - Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan - Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your Fund shares for the shares of the same class of certain other funds having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You will not pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged.

Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

If the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Modification or Termination - Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares - If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the Investor Shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports - Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications - The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525

General - The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually for the Fund. The Fund intends to distribute annually any net capital gains.

Distributions from the Fund will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes - In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by the Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distributions and proceeds if you (1) have failed to provide a correct taxpayer identification number (TIN);
(2) are subject to backup withholding by the Internal Revenue Service (IRS); (3) have failed to provide the Fund with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that he or she is a U.S. person (including a U.S. resident alien).

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Waiver Of Deferred Sales Charge

The deferred sales charge is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70-1/2;
(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and
(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

The Fund will use the first-in, first-out ("FIFO") method to determine the 90 days holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the deferred sales charge will be assessed. The deferred sales charge will be applied on redemptions of each investment made by a shareholder, that does not remain in the Fund for the required period of time, from the date of purchase.

Additional information regarding the waiver of deferred sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. Certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

CSI EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

                                                                             Investor Class
                                                          -----------------------------------------------
                                                                         Years ended August 31,
                                                          -----------------------------------------------
                                                            2007       2006       2005     2004       2003
                                                          -------  -------      -------  -------  -------
Net asset value, beginning of year                        $ 17.02  $ 15.52      $ 14.20  $ 12.66  $ 12.07
                                                          -------  -------      -------  -------  -------
Investment activities
  Net investment income (loss)                               0.12     0.15         0.09     0.04     0.05
  Net realized and unrealized gain (loss) on investments     2.81     1.50         1.26     1.55     0.54
                                                          -------  -------      -------  -------  -------
Total from investment activities                             2.93     1.65         1.35     1.59     0.59
                                                          -------  -------      -------  -------  -------
Distributions
  Net investment income                                        --    (0.15)       (0.03)   (0.05)    0.00/(1)/
  Net realized gain                                         (0.62)      --           --       --       --
                                                          -------  -------      -------  -------  -------
Total distributions                                         (0.62)   (0.15)       (0.03)   (0.05)    0.00
                                                          -------  -------      -------  -------  -------
Net asset value, end of year                              $ 19.33  $ 17.02      $ 15.52  $ 14.20  $ 12.66
                                                          =======  =======      =======  =======  =======
Ratios/Supplemental Data
Total Return                                               17.40%   10.67%        9.50%   12.55%    4.91%
                                                          =======  =======      =======  =======  =======
Ratio to average net assets/(A)/
  Expenses - net                                            1.46%    1.52%/(B)/   1.49%    1.49%    1.49%/(C)/
  Net investment income                                     0.55%    0.61%        0.74%    0.23%    0.36%
Portfolio turnover rate                                    13.54%    9.90%       17.51%   25.11%   10.28%
Net assets, end of year (000's)                           $45,073  $42,528      $66,112  $68,205  $69,428

/(A)/ Administrative fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.05% for the year ended August 31, 2006; 0.04% for the year ended August 31, 2005 and 0.08% for the year ended August 31, 2003.

/(B)/ Expense ratio includes expenses incurred for acquiring assets that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.03% reduction in the expense ratio for the year ended August 31, 2006.

/(C)/ Expense ratio reflects the effect of the custodian fee credits, fee waivers and reimbursements.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated January 2, 2008, as revised April 17, 2008, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and the SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at: theworldfunds.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-8255)